Putnam
Tax-Free
Insured
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees'

dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 20, 2000


REPORT FROM FUND MANAGEMENT

Richard P. Wyke

The tide is finally starting to turn in the financial markets. Many equity markets have struggled and declined so far this year, but the bond market, as measured by the 30-year Treasury bond, recorded a 6.30% total return for the period ended July 31, 2000. It is true that the first half of this fiscal year was a difficult one for bonds and bond investors, but the positive performance of the second half of the year set the stage for improving performance from Putnam Tax-Free Insured Fund.

Total return for 12 months ended 7/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
----------------------------------------------------------------------
    3.86%  -1.05%    3.44%  -1.49%    3.11%   2.12%    3.55%   0.16%
----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* YEAR FULL OF CHANGE

Fiscal 2000 was a year full of uncertainty. The 10-year economic expansion in the United States surpassed everyone's expectations and provoked renewed worry over inflation. After six interest-rate increases by the Federal Reserve Board during the period, it was clear that the fight against inflation would be a tough one.

During the year, the Treasury announced its debt buy-back program. The move threw the Treasury market off balance by greatly diminishing supply. Finally, with sufficient signs of a slowdown in the economy in late spring and a consensus that the Fed was satisfied with the slower pace of the economy, we have begun to experience a more comfortable environment in the municipal bond market.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities            18.7%

Health care          16.7%

Transportation       14.5%

Water and sewer      10.8%

Education             4.8%

Footnote reads:
*Based on net assets as of 7/31/00. Holdings will vary over time.


* WIDENING OF CREDIT SPREADS AFFECTS MARKET FOR INSURED BONDS

Another major event that began in the third quarter of calendar 1999 and extended into this year was the widening of credit spreads in the municipal bond market -- a situation in which the difference between interest rates on lower-rated investment-grade bonds and higher-rated bonds was growing. Lower-tier investment-grade bonds carried interest rates that were three quarters of a percentage point above those of Aaa/AAA-rated bonds. Numerous defaults from several troubled bond issuers and the resulting price declines caused the wider spreads and made potential buyers more reluctant to consider investing in this sector.


"The bond market, by virtue of its positive performance in recent months, seems to be comfortable with the economy's pace and direction."

-- Richard P. Wyke, portfolio manager


The widening of credit spreads and lack of investor interest in the lower-rated investment-grade market affected the market for insured municipal bonds, greatly boosting demand. The guarantee of timely principal and interest payments that comes with insured municipal bonds suddenly became appealing to investors who were concerned about the increase in defaults and the stock market's volatility.

* FUND USES SEVERAL STRATEGIES TO CAPTURE HIGHER INCOME

A discussion of our duration strategy is always pertinent to the fund's performance. Duration is a measure of the portfolio's sensitivity to interest-rate changes. During the period, our strategy was to keep the fund's duration at about 8 1/2 years, slightly shorter than that of its benchmark. There was one exception to this strategy; in March, we briefly lengthened duration during a bond market rally. This one-month period of locking in longer maturities significantly helped the fund's performance because we purchased bonds with higher interest rates that have recently appreciated in value.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Hernando County, Florida,
Criminal Justice
Revenue Bonds, 7.65%, 7/1/16

Utah Intermountain Power Agency
Revenue Bonds, 6.15%, 7/1/14

Massachusetts Turnpike Authority
Revenue Bonds, 5.00%, 1/1/37

Portland, Oregon, Sewer System
Revenue bonds, 5.00%, 6/1/12

Fredericksburg, Virginia, Industrial
Development Authority
Inverse Floating Rate Bonds,
8.76%, 8/15/23

New York State Energy Niagra
Mohawk Power Corp.
Revenue Bonds, 7.20%, 7/1/29

Massachusetts State Tufts University
Revenue Bonds, 4.75%, 2/15/28

State of California
General Obligation Bonds, 5.50%, 4/1/12

New Jersey Turnpike Authority
Floating Rate Bonds, 7.05%, 1/1/11

Houston, Texas, Water and Sewer
Revenue Bonds, 6.38%, 12/1/17

Footnote reads:
These holdings represent 22.9% of the fund's net assets as of 7/31/00. Portfolio holdings will vary over time.


Sometimes we can boost performance by underweighting a certain type of bond. This was the case recently with deeply discounted bonds, those with a market value far below their $1,000 face amount. As interest rates have risen, these bonds have severely underperformed. Deeply discounted bonds usually mean a large capital gains tax and potentially taxable regular income for investors and so demand for them is small. Low demand drives their prices even lower than those of other discount bonds in a rising-rate environment. Fortunately the fund did not own a significant percentage of deeply discounted bonds, and thus this strategy of omission helped the fund's performance.

* NEW YORK HEALTH-CARE BONDS OFFERED UNIQUE OPPORTUNITY

In previous reports, we have mentioned our strategy of taking profits from some of our California holdings and investing the proceeds into other states offering what we considered greater opportunity. In our opinion, several California bonds had reached their peak in terms of performance. We believed that New York, a state with high taxes and strong investor demand for tax-exempt investments, had more attractive potential.

In September, Nassau County, one of the wealthier counties in the state, was preparing to issue $260 million in revenue bonds to acquire and make capital improvements to the Nassau County Medical Center. While planning was underway for this bond issue, it became public knowledge that the county was having difficulty balancing its budget. As a result, the credit rating agencies downgraded the county's debt. When the Nassau County Health Care System bonds came to market, they traded lower because of the negative publicity, even though they were insured. Given this situation, we were able to purchase Nassau County Health Care System revenue bonds yielding 5.33% and 5.60%. Later in the year, we also purchased Nassau County general obligation bonds at especially attractive prices.

* BONDS MOVING INTO LIMELIGHT

The big question for the future is whether the economy will slow down to a pace that is acceptable to the Fed and its battle against inflation. Consumers in the United States are still buying goods and services at a record rate, pushing up retail sales in July and causing some uncertainty about inflation. However, many analysts are convinced that the Fed will not raise interest rates again because several other indicators, such as slower job growth, a drop in the rate of housing construction, and strong productivity, suggest that the economy has cooled.

The bond market, by virtue of its positive performance in recent months, seems comfortable with the economy's pace and direction. Bond investors have waited a long time for a shift in sentiment and if the equity markets remain unsteady and economic growth without inflation becomes an accepted reality, municipal bondholders should benefit from the subsequent decline in interest rates.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/00, there is no guarantee the fund will continue to hold these securities in the future. Shares of the fund are not insured and their price will fluctuate with market conditions.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free Insured Fund is designed for investors seeking high current income free from federal income tax through investments primarily in insured and AAA/Aaa-rated tax-exempt securities.


TOTAL RETURN FOR PERIODS ENDED 7/31/00

                    Class A         Class B         Class C         Class M
(inception dates)  (9/20/93)       (9/9/85)        (7/26/99)        (6/1/95)
                  NAV     POP     NAV    CDSC     NAV     CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           3.86%  -1.05%   3.44%  -1.49%   3.11%    2.12%   3.55%   0.16%
------------------------------------------------------------------------------
5 years         28.05   21.98   26.73   24.78   22.96    22.96   26.42   22.31
Annual average   5.07    4.05    4.85    4.53    4.22     4.22    4.80    4.11
------------------------------------------------------------------------------
10 years        79.14   70.64   75.26   75.26   68.88    68.88   74.74   69.04
Annual average   6.00    5.49    5.77    5.77    5.38     5.38    5.74    5.39
------------------------------------------------------------------------------
Life of fund   183.85  170.29  177.71  177.71  165.49   165.49  176.86  167.89
Annual average   7.26    6.91    7.10    7.10    6.78     6.78    7.08    6.84
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/00

                               Lehman Brothers Municipal         Consumer
                                      Bond Index                price index
------------------------------------------------------------------------------
1 year                                    4.31%                    3.60%
------------------------------------------------------------------------------
5 years                                  33.70                    13.10
Annual average                            5.98                     2.49
------------------------------------------------------------------------------
10 years                                 97.83                    32.44
Annual average                            7.06                     2.85
------------------------------------------------------------------------------
Life of fund                            226.37                    59.91
Annual average                            8.25                     3.20
------------------------------------------------------------------------------

Past performance is not indicative of future results. More recent returns may be worth more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, 10-year, and life of fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted in the case of public offering price to reflect the initial sales charge currently applicable to each class, but have not been adjusted to reflect differences in expenses, which are lower for class A and M shares than for class B shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class B shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/90

                                    Lehman Brothers
                  Fund's class B    Municipal Bond       Consumer price
Date                 shares              Index               index

7/31/90              10,000              10,000              10,000
7/31/91              10,677              10,874              10,445
7/31/92              12,134              12,367              10,775
7/31/93              12,984              13,461              11,074
7/31/94              12,984              13,716              11,380
7/31/95              13,832              14,797              11,710
7/31/96              14,584              15,773              12,055
7/31/97              16,007              17,393              12,316
7/31/98              16,777              18,434              12,523
7/31/99              16,943              18,965              12,784
7/31/00             $17,526             $19,783             $13,244

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class A and M shares would have been valued at $17,914 and $17,474, respectively ($17,064 and $16,904 at public offering price). A $10,000 investment in the fund's class C shares would have been valued at $16,888 and no contingent deferred sales charge would apply.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/00

                            Class A     Class B     Class C      Class M
----------------------------------------------------------------------------
Distributions (number)        12          12          12           12
----------------------------------------------------------------------------
Income                     $0.73412    $0.67766    $0.62134     $0.693241
----------------------------------------------------------------------------
Capital gains1                 --         --          --           --
----------------------------------------------------------------------------
  Total                    $0.73412    $0.67766    $0.62134     $0.693241
----------------------------------------------------------------------------
Share value:             NAV     POP     NAV         NAV       NAV     POP
----------------------------------------------------------------------------
7/31/99                $14.72  $15.45  $14.74      $14.72    $14.76   $15.26
----------------------------------------------------------------------------
7/31//00                14.52   15.24   14.54       14.53     14.56    15.05
----------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------
Current dividend rate2   4.90%   4.67%   4.50%       4.10%     4.60%    4.45%
----------------------------------------------------------------------------
Taxable equivalent3      8.11    7.73    7.45        6.79      7.62     7.37
----------------------------------------------------------------------------
Current 30-day
SEC yield4               4.63    4.41    4.24        3.87      4.34     4.20
----------------------------------------------------------------------------
Taxable equivalent3      7.67    7.30    7.02        6.41      7.19     6.95
----------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)        (7/26/99)       (6/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year            2.80%  -2.11%   2.39%  -2.49%   1.78%   0.81%   2.50%  -0.86%
------------------------------------------------------------------------------
5 years          27.31   21.27   25.87   23.93   22.10   22.10   25.60   21.49
Annual average    4.95    3.93    4.71    4.38    4.07    4.07    4.66    3.97
------------------------------------------------------------------------------
10 years         79.62   71.12   75.79   75.79   69.25   69.25   75.24   69.58
Annual average    6.03    5.52    5.80    5.80    5.40    5.40    5.77    5.42
------------------------------------------------------------------------------
Life of fund    180.15  166.77  174.19  174.19  162.02  162.02  173.33  164.47
Annual average    7.20    6.85    7.05    7.05    6.72    6.72    7.03    6.79
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable or reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended July 31, 2000

To the Trustees of Putnam Tax-Free Income Trust and
Shareholders of Putnam Tax-Free Insured Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free Insured Fund (the "fund") at July 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2000




THE FUND'S PORTFOLIO
July 31, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
BIGI                -- Bond Investor Guaranty Insurance
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.1%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (2.3%)
-------------------------------------------------------------------------------------------------------------------
     $    3,000,000 AL A&M U. Rev. Bonds, MBIA, 6 1/2s, 11/1/25                           Aaa      $      3,303,750
                    Jefferson Cnty., Swr. Rev. Bonds
          3,750,000 (Rites-PA), Ser. 487 R, FGIC, FRB, 5.899s,
                    2/1/38 (acquired 3/23/99, cost $4,290,150) (RES)                      AAA             3,646,875
          5,000,000 Ser. A, FGIC, 5s, 2/1/33                                              Aaa             4,450,000
                                                                                                   ----------------
                                                                                                         11,400,625

Alaska (1.2%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 AK Hsg. Fin. Corp. Rev. Bonds, Ser. A, MBIA,
                    5.9s, 12/1/19                                                         Aaa             6,045,000

Arizona (2.1%)
-------------------------------------------------------------------------------------------------------------------
                    AZ State Muni. Fin. Program COP
          1,000,000 Ser. 31, BIGI, 7 1/4s, 8/1/09                                         Aaa             1,175,000
          5,700,000 Ser. 34, BIGI, 7 1/4s, 8/1/09                                         Aaa             6,697,500
          2,395,000 Phoenix Indl. Dev. Auth. Rev. Bonds, (Mission Place
                    Project A-1), GNMA Coll., 7 1/2s, 7/20/35                             AAA             2,682,400
                                                                                                   ----------------
                                                                                                         10,554,900

Arkansas (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 AR State Hosp. Equip. Fin. Auth. VRDN
                    (Baptist Hlth.), MBIA, 4.28s, 11/1/10                                 VMIG1           4,000,000

California (7.7%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 Beverly Hills, Pub. Fin. Auth. IFB, MBIA, 8.27s, 6/1/15               Aaa             1,340,625
          9,500,000 CA State G.O. Bonds, MBIA, 5 1/2s, 4/1/12                             Aaa            10,093,750
          3,000,000 CA Statewide Cmnty. Dev. Auth. Stepped-coupon,
                    COP, (Motion Picture & TV Fund), AMBAC,
                    5.68s (5.35s, 1/25/04), 1/1/24 (STP)                                  Aaa             3,018,750
          2,000,000 East Bay, Muni. Util. Dist. Wtr. Syst. Rev. Bonds,
                    MBIA, 4 3/4s, 6/1/34                                                  Aaa             1,730,000
          2,000,000 Los Angeles Cnty. Trans. Comm. Sales Tax Rev.
                    Bonds, Ser. B, AMBAC, 6 1/2s, 7/1/13                                  Aaa             2,077,840
          4,490,000 Los Angeles Cnty., Pub. Wks. Fin. Auth. Lease Rev.
                    Bonds (Multiple Cap. Fac.), Ser. B, AMBAC,
                    5 1/8s, 12/1/17                                                       Aaa             4,372,138
          3,500,000 San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                    7.08s, 4/23/08                                                        Aaa             3,968,125
          3,830,000 San Diego, Regl. Bldg. Auth. Lease COP, MBIA,
                    6.9s, 5/1/23                                                          Aaa             4,165,125
          1,200,000 San Jacinto, U. School Dist. COP, VRDN, FSA,
                    4.1s, 9/1/27                                                          VMIG1           1,200,000
          3,680,000 Santa Ana, Fin. Auth. Lease Rev. Bonds
                    (Police Admin. & Hldg. Fac.), Ser. A, MBIA,
                    6 1/4s, 7/1/17                                                        Aaa             4,094,000
          2,500,000 Southern CA Pub. Pwr. Auth. Rev. Bonds IFB,
                    FGIC, 5.82s, 7/1/12                                                   Aaa             2,534,375
                                                                                                   ----------------
                                                                                                         38,594,728

Colorado (5.3%)
-------------------------------------------------------------------------------------------------------------------
          4,224,000 CO Hlth. Fac. Auth. Rev. Bonds (Cmnty. Provider
                    Pooled Loan Program), Ser. A, FSA, 7 1/4s,
                    7/15/17                                                               Aaa             4,396,762
                    Denver, City & Cnty. Arpt. Rev. Bonds, Ser. C, MBIA
          1,180,000 6 3/4s, 11/15/22                                                      Aaa             1,243,425
          1,765,000 6 3/4s, 11/15/13                                                      Aaa             1,859,869
            235,000 6 3/4s, 11/15/13, Prerefunded                                         Aaa               249,981
          5,055,000 5.6s, 11/15/09                                                        Aaa             5,231,925
          6,000,000 Jefferson Cnty., School Dist. G.O. Bonds, MBIA,
                    6 1/2s, 12/15/10                                                      Aaa             6,765,000
         10,500,000 Metropolitan Football Stadium Sales Tax Rev.
                    Bonds, Ser. A, MBIA, zero %, 1/1/09                                   AAA             6,851,250
                                                                                                   ----------------
                                                                                                         26,598,212

Connecticut (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 CT G.O. State Hlth. & Edl. Fac. Auth., IFB
                    (Yale U.), 7.24s, 6/10/30                                             Aaa             3,022,500

Delaware (1.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 DE State Econ. Dev. Auth. Poll. Control Rev. Bonds
                    (Delmarva Pwr.), Ser. B, FGIC, 7.15s, 7/1/18                          Aaa             5,205,400

District of Columbia (3.3%)
-------------------------------------------------------------------------------------------------------------------
          8,440,000 DC G.O. Bonds, Ser. B, MBIA, 6s, 6/1/11                               Aaa             9,020,250
          9,000,000 DC Convention Ctr. Auth. Rev. Bonds, AMBAC,
                    4 3/4s, 10/1/28                                                       Aaa             7,683,750
                                                                                                   ----------------
                                                                                                         16,704,000

Florida (8.0%)
-------------------------------------------------------------------------------------------------------------------
          3,600,000 Broward Cnty., Port Fac. Rev. Bonds, Ser. C, MBIA,
                    5 3/8s, 9/1/11                                                        Aaa             3,667,500
          1,920,000 FL Hsg. Fin. Agcy. Home Ownership Rev. Bonds,
                    Ser. 1987 G2, Class B, GNMA Coll., 8.595s,
                    11/1/18                                                               AAA             2,121,600
         13,675,000 Hernando Cnty. Rev. Bonds (Criminal Justice
                    Complex Fin.), FGIC, 7.65s, 7/1/16                                    Aaa            17,093,750
          5,500,000 Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C, MBIA,
                    8.29s, 10/29/21                                                       Aaa             5,974,375
          5,000,000 Orlando & Orange Cnty., Expressway Auth. Rev.
                    Bonds, FGIC, 8 1/4s, 7/1/14                                           Aaa             6,500,000
          4,000,000 Sumter Cnty., School Dist. Rev. Bonds (Multi Dist.
                    Loan Program), FSA, 7.15s, 11/1/15                                    Aaa             4,815,000
                                                                                                   ----------------
                                                                                                         40,172,225

Georgia (4.4%)
-------------------------------------------------------------------------------------------------------------------
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds
          3,815,000 Ser. V, MBIA, 6 1/2s, 1/1/12                                          Aaa             4,263,263
          1,315,000 Ser. V, MBIA, 6 1/2s, 1/1/12, Prerefunded                             Aaa             1,482,663
          7,500,000 Ser. Y, AMBAC, 6.4s, 1/1/13                                           Aaa             8,325,000
          7,500,000 Ser. B, AMBAC, 6 1/4s, 1/1/12                                         Aaa             8,221,875
                                                                                                   ----------------
                                                                                                         22,292,801

Illinois (2.6%)
-------------------------------------------------------------------------------------------------------------------
            960,000 Chicago, Res. Recvy. Mtge. Rev. Bonds, Ser. B, MBIA,
                    zero %, 10/1/09                                                       Aaa               507,600
         10,000,000 Chicago, Board of Ed. G.O. Bonds, Class B, FGIC,
                    zero %, 12/1/09                                                       Aaa             6,212,500
          5,000,000 Regional Trans. Auth. Rev. Bonds, Ser. A, AMBAC,
                    8s, 6/1/17                                                            Aaa             6,375,000
                                                                                                   ----------------
                                                                                                         13,095,100

Indiana (2.8%)
-------------------------------------------------------------------------------------------------------------------
          6,250,000 Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview Hlth.
                    Syst., Inc.), MBIA, 4 3/4s, 11/15/28                                  Aaa             5,179,688
          7,500,000 IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds
                    (Columbus Regl. Hosp.), FSA, 7s, 8/15/15                              Aaa             8,690,625
                                                                                                   ----------------
                                                                                                         13,870,313

Louisiana (0.2%)
-------------------------------------------------------------------------------------------------------------------
            726,038 East Baton Rouge, Mtge. Fin. Auth. Single Fam. Mtge.
                    Rev. Bonds (Mortgage-Backed Securities
                    Program), Ser. B, GNMA Coll., 8 1/4s, 2/25/11                         Aaa               754,172

Massachusetts (5.6%)
-------------------------------------------------------------------------------------------------------------------
                    MA State Hlth. & Edl. Facs. Auth. Rev. Bonds
                    (Harvard Pilgrim Hlth.), Ser. A, FSA
          4,500,000 5s, 7/1/14                                                            AAA             4,044,375
          1,000,000 4 1/8s, 7/1/02                                                        AAA               976,250
         12,105,000 MA State Indl. Fin. Agcy. Rev. Bonds (Tufts U.),
                    Ser. H, MBIA, 4 3/4s, 2/15/28                                         Aaa            10,364,906
         14,300,000 MA State Tpk. Auth. Hwy. Syst. Rev. Bonds, Ser. A,
                    MBIA, 5s, 1/1/37                                                      Aaa            12,584,000
                                                                                                   ----------------
                                                                                                         27,969,531

Michigan (3.0%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Grand Traverse Cnty., Hosp. Rev. Bonds (Munson
                    Healthcare), Ser. A, AMBAC, 5s, 7/1/28                                Aaa             2,193,750
          5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds (Mercy
                    Hlth. Svcs.), Ser. X, MBIA 6s, 8/15/34                                AAA             5,037,500
                    MI State Strategic Fund Ltd. Oblig. Rev. Bonds
          4,000,000 AMBAC, 7s, 5/1/21                                                     Aaa             4,685,000
          2,750,000 Ser. AA, FGIC, 6.95s, 5/1/11                                          Aaa             3,200,313
                                                                                                   ----------------
                                                                                                         15,116,563

Missouri (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 MO State Hlth. & Edl. Fac. Auth. Hlth. Fac. Rev.
                    Bonds (Heartland Hlth. Sys. Project), AMBAC,
                    6.35s, 11/15/17                                                       Aaa             2,581,250
          5,000,000 Sikeston Elec. Rev. Bonds, MBIA, 6s, 6/1/14                           Aaa             5,406,250
                                                                                                   ----------------
                                                                                                          7,987,500

Nebraska (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 NE Investment Fin. Auth. Hosp. IFB, MBIA,
                    8.778s, 11/15/16                                                      Aaa             3,247,500
          2,200,000 NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                    Ser. 2, GNMA Coll., 4.4s, 9/10/30                                     Aaa             2,293,588
                                                                                                   ----------------
                                                                                                          5,541,088

Nevada (3.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Clark Cnty., Passenger Fac. Rev. Bonds (Las Vegas
                    McCarran Intl.), MBIA, 4 3/4s, 7/1/22                                 Aaa             4,412,500
          5,800,000 Clark Cnty., School Dist. G.O. Bonds, Ser. A, MBIA,
                    7s, 6/1/10 (SEG)                                                      Aaa             6,684,500
          7,350,000 Nevada State G.O. Bonds, MBIA, 4 3/4s, 5/15/26                        AAA             6,293,438
                                                                                                   ----------------
                                                                                                         17,390,438

New Hampshire (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 NH State Tpk. Sys. IFB, FGIC, 8.917s, 11/1/17                         Aaa             2,940,625

New Jersey (3.5%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Middlesex Cnty., Utils. Auth. Swr., Ser. A, MBIA,
                    6 1/4s, 8/15/10                                                       Aaa             3,266,250
          8,000,000 NJ State Tpk. Auth. FRB, 7.054s, 1/1/11
                    (acquired 4/10/00, cost $9,226,080) (RES)                             AAA             9,350,000
          5,000,000 NJ State Trans. Fund Auth. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/4s, 6/15/09                                                Aaa             5,118,750
                                                                                                   ----------------
                                                                                                         17,735,000

New Mexico (0.1%)
-------------------------------------------------------------------------------------------------------------------
            375,000 NM Mtge. Fin. Auth. Single Fam. Mtge. Rev. Bonds,
                    Ser. C, FGIC, 8 1/2s, 7/1/07                                          Aaa               376,793

New York (15.2%)
-------------------------------------------------------------------------------------------------------------------
          4,670,000 Long Island Pwr. Auth. FRB, Ser. 66, MBIA, 5.94s,
                    4/1/10 (acquired 11/3/98, cost $5,283,264) (RES)                      Aaa             4,845,125
          4,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, FSA, 5 1/2s, 12/1/13                                          Aaa             4,115,000
                    Metropolitan Trans. Auth. Commuter Fac.
                    Rev. Bonds, MBIA
          4,500,000 5.7s, 7/1/17                                                          Aaa             4,567,500
          7,425,000 Ser. A, 5.7s, 7/1/17                                                  Aaa             7,536,375
          4,165,000 Nassau Cnty. G.O. Bonds, Ser. F, FSA, 7s, 3/1/13                      Aaa             4,659,594
                    Nassau Cnty., Hlth. Care Syst. Rev. Bonds (Nassau
                    Hlth. Care Corp.) FSA
          4,610,000 6s, 8/1/13                                                            Aaa             4,886,600
          2,285,000 6s, 8/1/12                                                            Aaa             2,444,950
          5,000,000 NY City G.O. Bonds, Ser. H, MBIA, 5s, 8/1/22                          AAA             4,562,500
                    NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds
          7,265,000 Ser. B, FGIC, 7 1/2s, 6/15/11                                         Aaa             8,699,838
          2,735,000 Ser. B, FGIC, 7 1/2s, 6/15/11, Prerefunded                            Aaa             3,271,744
          7,000,000 Ser. D, MBIA, 4 3/4s, 6/15/25                                         Aaa             6,028,750
          5,000,000 NY State Dorm. Auth. Rev. Bonds (State U.
                    Edl. Facs.), Ser. A, MBIA, 4 3/4s, 5/15/25                            Aaa             4,312,500
          3,000,000 NY State Energy Res. & Dev. Auth. IFB, MBIA,
                    6.93s, 7/8/26                                                         Aaa             2,861,250
          9,750,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds (Niagra Mohawk Pwr. Corp.), Ser. A,
                    FGIC, 7.2s, 7/1/29                                                    Aaa            10,688,438
          3,000,000 NY State Hwy. & Brdge Auth. Rev. Bonds, Ser. B-1,
                    FGIC, 5 1/2s, 4/1/09                                                  AAA             3,135,000
                                                                                                   ----------------
                                                                                                         76,615,164

North Carolina (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
                    (No. 1, Catawba Elec.), MBIA, 5.6s, 1/1/20                            Aaa             3,860,000

Ohio (--%)
-------------------------------------------------------------------------------------------------------------------
            545,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                    Ser. 85-A, FGIC, zero %, 1/15/15                                      Aaa               131,481

Oregon (2.4%)
-------------------------------------------------------------------------------------------------------------------
         12,295,000 Portland, Swr. Syst. Rev. Bonds, Ser. A, FGIC, 5s, 6/1/12             Aaa            12,172,050

Pennsylvania (3.1%)
-------------------------------------------------------------------------------------------------------------------
          3,730,000 Allegheny Cnty., Port. Auth. Rev. Bonds, MBIA,
                    5 1/2s, 6/1/09                                                        AAA             3,897,850
          2,000,000 Keystone Oaks, School Dist IFB, AMBAC,
                    7.116s, 9/1/16                                                        Aaa             2,165,000
          4,590,000 Philadelphia Wtr. & Waste Wtr. Rev. Bonds, MBIA,
                    5s, 6/15/17                                                           Aaa             4,337,550
          3,000,000 Philadelphia, Regl. Port Auth. Lease IFB
                    (Kidder Peabody), MBIA, 7.363s, 9/1/13                                Aaa             3,221,250
          2,000,000 Schuylkill Cnty., Redev. Auth. Lease Rev. Bonds,
                    Ser. A, FGIC, 7 1/8s, 6/1/13                                          Aaa             2,080,060
                                                                                                   ----------------
                                                                                                         15,701,710

South Carolina (1.2%)
-------------------------------------------------------------------------------------------------------------------
                    Piedmont, Muni. Pwr. Agcy. Rev. Bonds, Ser. A, MBIA
          1,500,000 5 1/2s, 1/1/13                                                        Aaa             1,539,375
          1,100,000 5 1/4s, 1/1/12                                                        Aaa             1,109,625
          3,500,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. IFB  (St. Francis
                    Hosp.-Franciscan Sisters), AMBAC, 6.07s, 8/1/15                       Aaa             3,456,250
                                                                                                   ----------------
                                                                                                          6,105,250

Tennessee (3.2%)
-------------------------------------------------------------------------------------------------------------------
          6,895,000 Johnson, Hlth. & Edl. Rev. Bonds (Johnson
                    City Med. Ctr.), MBIA, 5 1/2s, 7/1/12                                 AAA             7,136,325
          4,840,000 Knox Cnty., Hlth., Ed. & Hsg. Fac. Rev. Bonds
                    (Fort Sanders Alliance), MBIA, 5 3/4s, 1/1/14                         Aaa             5,027,550
          4,000,000 TN Energy Acquisition Corp. Gas Rev. Bonds,
                    Ser. B, AMBAC, 4.05s, 9/1/00                                          AAA             3,996,000
                                                                                                   ----------------
                                                                                                         16,159,875

Texas (4.8%)
-------------------------------------------------------------------------------------------------------------------
          5,680,000 Austin, Arpt. Syst. Rev. Bonds, Ser. A., MBIA,
                    6.1s, 11/15/11                                                        Aaa             5,985,300
          3,490,000 Brownsville, Util. Syst. Rev. Bonds, AMBAC,
                    6 1/4s, 9/1/11                                                        Aaa             3,821,550
          8,815,000 Houston, Wtr. & Swr. Syst. Rev. Bonds, Ser. C,
                    AMBAC, 6 3/8s, 12/1/17                                                Aaa             9,068,431
          5,000,000 Rio Grande Valley Hlth Fac. Dev. Corp. Rev. Bonds,
                    MBIA, 6.4s, 8/1/12                                                    Aaa             5,218,750
                                                                                                   ----------------
                                                                                                         24,094,031

Utah (2.6%)
-------------------------------------------------------------------------------------------------------------------
         12,400,000 Utah Pwr. Supply Rev. Bonds (Intermountain
                    Pwr. Agcy.), Ser. A, MBIA, 6.15s, 7/1/14                              AAA            13,035,500

Virginia (2.1%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                    FGIC, 8.76s, 8/15/23                                                  Aaa            10,786,200

Washington (2.4%)
-------------------------------------------------------------------------------------------------------------------
                    WA State Pub. Pwr. Supply Syst. Rev. Bonds
          6,000,000 (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         Aaa             7,072,500
          5,000,000 (Nuclear No. 1), Ser. A, AMBAC, 5.7s, 7/1/09                          Aaa             5,206,245
                                                                                                   ----------------
                                                                                                         12,278,745
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $483,363,244) (b)                                      $    498,307,520
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $502,959,444.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $483,493,718, resulting in gross unrealized appreciation and depreciation of $22,598,992 and $7,785,190, respectively, or net unrealized appreciation of $14,813,802.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2000 was $17,842,000 or 3.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2000.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB's and VRDN's are the current interest rates at July 31, 2000.

      The fund had the following industry group concentrations greater than 10% at July 31, 2000 (as a percentage of net assets):

          Utilities           18.7%
          Health care         16.7
          Transportation      14.5
          Water and sewer     10.8

      The fund had the following insurance concentrations greater than 10% at July 31, 2000 (as a percentage of net assets):

          MBIA                47.8%
          FGIC                21.3
          AMBAC               16.4

------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2000

                                     Aggregate Face    Expiration  Unrealized
                      Total Value        Value           Date     Depreciation
------------------------------------------------------------------------------
Municipal Bond Index
(Short)               $24,460,938      $23,535,495       Sep-00     $(925,443)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $483,363,244) (Note 1)    $498,307,520
-------------------------------------------------------------------------------------------
Cash                                                                              2,397,913
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    5,130,866
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              145,597
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       20,000
-------------------------------------------------------------------------------------------
Total assets                                                                    506,001,896

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                          7,813
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               834,635
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,203,295
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          522,784
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        213,471
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           19,196
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       17,347
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            723
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              169,646
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               53,542
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,042,452
-------------------------------------------------------------------------------------------
Net assets                                                                     $502,959,444

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $499,281,079
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (153,287)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (10,187,181)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       14,018,833
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $502,959,444

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($260,636,718 divided by 17,945,616 shares)                                          $14.52
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.52)*                              $15.24
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($238,507,607 divided by 16,399,728 shares)+                                         $14.54
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($1,122,775 divided by 77,282 shares)+                                               $14.53
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,692,344 divided by 184,883 shares)                                               $14.56
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.56)**                             $15.05
-------------------------------------------------------------------------------------------

    * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

   ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2000
Tax exempt interest income:                                                     $30,971,050
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,573,397
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      463,731
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   19,067
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,048
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               483,514
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,676,355
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                11,975
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 9,989
-------------------------------------------------------------------------------------------
Other                                                                               137,546
-------------------------------------------------------------------------------------------
Total expenses                                                                    5,384,622
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (205,225)
-------------------------------------------------------------------------------------------
Net expenses                                                                      5,179,397
-------------------------------------------------------------------------------------------
Net investment income                                                            25,791,653
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (4,984,843)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   1,816,025
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year           (6,067,693)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (9,236,511)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $16,555,142
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended July 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 25,791,653     $ 27,704,250
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (3,168,818)        (708,489)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (6,067,693)     (21,829,346)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   16,555,142        5,166,415
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (12,408,735)     (11,291,598)
--------------------------------------------------------------------------------------------------
   Class B                                                            (13,201,082)     (16,324,557)
--------------------------------------------------------------------------------------------------
   Class C                                                                (51,758)             (1)
--------------------------------------------------------------------------------------------------
   Class M                                                                (96,809)         (91,950)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --       (1,869,573)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (2,780,386)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (18,696)
--------------------------------------------------------------------------------------------------
Increase (decrease) from
capital share transactions (Note 4)                                   (61,470,408)      32,439,522
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (70,673,650)       5,229,176

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     573,633,094      568,403,918
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $153,287 and
$356,689, respectively)                                              $502,959,444     $573,633,094
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.72       $15.40       $15.50       $14.94       $14.86
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .73          .72          .74(c)       .79          .81
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.20)        (.56)        (.04)         .67          .08
------------------------------------------------------------------------------------------------
Total from
investment operations                    .53          .16          .70         1.46          .89
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.73)        (.72)        (.73)        (.80)        (.81)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.12)        (.07)        (.10)          --
------------------------------------------------------------------------------------------------
Total distributions                     (.73)        (.84)        (.80)        (.90)        (.81)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.52       $14.72       $15.40       $15.50       $14.94
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.86          .96         4.63        10.09         6.06
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $260,637     $243,845     $230,283     $219,265     $196,948
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .81          .94          .94          .92          .90
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.15         4.65         4.80         5.22         5.37
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 22.45        35.60        40.38        36.13        54.58
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.74       $15.42       $15.52       $14.96       $14.87
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .68          .72          .77(c)       .74          .71
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.20)        (.56)        (.04)         .68          .09
------------------------------------------------------------------------------------------------
Total from
investment operations                    .48          .16          .73         1.42          .80
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.68)        (.72)        (.76)        (.76)        (.71)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.12)        (.07)        (.10)          --
------------------------------------------------------------------------------------------------
Total distributions                     (.68)        (.84)        (.83)        (.86)        (.71)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.54       $14.74       $15.42       $15.52       $14.96
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(a)                 3.44         1.00         4.83         9.76         5.44
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $238,508     $327,920     $336,286     $339,354     $354,431
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.21          .90          .74         1.22         1.58
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.75         4.69         5.00         4.93         4.72
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 22.45        35.60        40.38        36.13        54.58
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------
                                                                  For the period
Per-share                          Year ended                      July 26, 1999+
operating performance                July 31                         to July 31
------------------------------------------------------------------------------------------------
                                        2000                            1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.72                          $14.83
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .62                             .01
------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.19)                           (.11)
------------------------------------------------------------------------------------------------
Total from
investment operations                    .43                            (.10)
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.62)                           (.01)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --                              --
------------------------------------------------------------------------------------------------
Total distributions                     (.62)                           (.01)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.53                          $14.72
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.11                           (0.66)*
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,123                              $1
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.61                             .03*
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.33                             .08*
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 22.45                           35.60
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.76       $15.39       $15.50       $14.94       $14.86
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .69          .66          .69(c)       .74          .76
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.20)        (.51)        (.04)         .67          .08
------------------------------------------------------------------------------------------------
Total from
investment operations                    .49          .15          .65         1.41          .84
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.69)        (.66)        (.69)        (.75)        (.76)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.12)        (.07)        (.10)          --
------------------------------------------------------------------------------------------------
Total distributions                     (.69)        (.78)        (.76)        (.85)        (.76)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.56       $14.76       $15.39       $15.50       $14.94
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.55          .91         4.24         9.76         5.74
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,692       $1,866       $1,835         $892         $325
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.11         1.24         1.24         1.22         1.19
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.82         4.35         4.50         4.87         4.99
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 22.45        35.60        40.38        36.13        54.58
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
July 31, 2000

Note 1
Significant accounting policies

Putnam Tax-Free Insured Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2000, the fund had a capital loss carryover of approximately $4,392,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  468,000    July 31, 2007
     3,924,000    July 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, dividends payable, unrealized gains and losses on certain futures contracts, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2000, the fund reclassified $170,133 to decrease distributions in excess of net investment income and $166,951 to decrease paid-in-capital, with an increase to accumulated net realized losses of $3,182. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount, and stepped-coupon bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management, Inc., ("Putnam Management") the fund's manager, a wholly owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 2000, fund expenses were reduced by $205,225 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $768 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.60%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $22,629 and $437 from the sale of class A and class M shares, respectively, and received $574,692 and $2,646 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $4,973 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $115,655,761 and $194,157,377, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,424,657         $63,056,184
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  526,911           7,493,245
---------------------------------------------------------------------------
                                             4,951,568          70,549,429

Shares
repurchased                                 (3,573,947)        (50,652,460)
---------------------------------------------------------------------------
Net increase                                 1,377,621         $19,896,969
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,977,221         $60,892,766
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  502,787           7,716,895
---------------------------------------------------------------------------
                                             4,480,008          68,609,661

Shares
repurchased                                 (2,863,444)        (43,724,849)
---------------------------------------------------------------------------
Net increase                                 1,616,564         $24,884,812
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,691,258        $ 24,090,627
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  544,853           7,757,959
---------------------------------------------------------------------------
                                             2,236,111          31,848,586

Shares
repurchased                                 (8,087,340)       (115,113,926)
---------------------------------------------------------------------------
Net decrease                                (5,851,229)       $(83,265,340)
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,994,939         $77,030,641
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  772,327          11,885,935
---------------------------------------------------------------------------
                                             5,767,266          88,916,576

Shares
repurchased                                 (5,322,327)        (81,482,473)
---------------------------------------------------------------------------
Net increase                                   444,939         $ 7,434,103
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    237,262          $3,368,809
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,508              35,573
---------------------------------------------------------------------------
                                               239,770           3,404,382

Shares
repurchased                                   (162,555)         (2,336,106)
---------------------------------------------------------------------------
Net increase                                    77,215          $1,068,276
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                             July 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                         67              $1,000
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                    67               1,000

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                        67              $1,000
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    108,153          $1,535,934
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,021              57,389
---------------------------------------------------------------------------
                                               112,174           1,593,323

Shares
repurchased                                    (53,745)           (763,636)
---------------------------------------------------------------------------
Net increase                                    58,429          $  829,687
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     52,454            $814,919
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,593              70,350
---------------------------------------------------------------------------
                                                57,047             885,269

Shares
repurchased                                    (49,771)           (765,662)
---------------------------------------------------------------------------
Net increase                                     7,276            $119,607
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President



This report is for the information of shareholders of Putnam Tax-Free Insured Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN043-63664  035/438/629/849  9/00

Putnam
Tax-Free
High Yield
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 20, 2000


REPORT FROM FUND MANAGEMENT

Blake E. Anderson

Compared with the stock market's swinging pendulum of performance during the past several months, the municipal bond market has offered tax-conscious investors relative calm. In fact, since mid May, municipal bond performance has gradually improved. Unfortunately the Federal Reserve Board's diligent inflation-fighting interest-rate increases have limited the appreciation potential for all fixed-income investments. Nonetheless, Putnam Tax-Free High Yield Fund's 2000 fiscal year has provided numerous opportunities that we have turned to the fund's advantage.

Total return for 12 months ended 7/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
----------------------------------------------------------------------
  -0.24%  -4.95%   -0.82%  -5.52%   -1.05%  -1.99%   -0.62%   -3.81%
----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* BOND MARKET INCHES UPWARD; MUNI PRICES STAY  RELATIVELY STRONG

As the period began, municipal bonds were laboring under difficult market conditions. Later in the year, rising interest rates and a seasonal surge in demand brought on by January's large number of coupon payments and bond calls put quite a damper on performance. In April, the entire fixed-income market enjoyed a brief bump up in price as the stock market began to sell off and nervous investors flocked to bonds. The rally was short-lived, however, as inflation concerns and fears of continued interest-rate increases by the Fed proceeded to push down prices throughout the fixed-income market. The good news is that municipal bond prices held up better than Treasuries -- and continue to offer solid opportunity for investors with tax considerations.

Beginning in June, municipal bond performance began to pick up relative to U.S. Treasuries, the traditional taxable investment used as a benchmark for munis. The market began to anticipate the next big seasonal surge in demand, which typically occurs after the July 1 coupon payments and bond calls. Consequently municipal bond prices began to rise again, and your fund's holdings appreciated.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care              21.6%

Housing                   9.6%

Utilities                 8.2%

Transportation            6.2%

Waste management          3.5%

Footnote reads:
*Based on net assets as of 7/31/00. Holdings will vary over time.


In fact, the entire fixed-income market began to strengthen in mid May. Market participants began to anticipate correctly that the Fed would not raise short-term interest rates again in June, and that the tightening cycle was nearing its end. Investors began to ease back into the bond market, believing that the Fed had inflation under control and that the economy was beginning to slow.

On balance, munis performed well relative to comparable taxable investments over the period. They did modestly underperform Treasuries, however, largely because of the unusual technical factors affecting Treasury performance rather than difficulties with munis. Federal government tax surpluses and a program of buying back large numbers of long-term Treasuries have reduced Treasury supply and created a uniquely favorable performance situation for these bonds.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 28.0%

Aa/AA -- 5.6%

A -- 7.0%

Baa/BBB -- 15.7%

Ba/BB -- 20.3%

B -- 19.6%

Other -- 3.8%

Footnote reads:
*As a percentage of market value as of 7/31/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* WIDENING SPREADS PROVIDE OPPORTUNITY

Over the past year, we have continued to seek opportunities to add lower-rated higher-yielding securities to the portfolio in order to bring the fund more in line with its competitive universe. This process takes time, however, and in the meantime, the portfolio's quality remains somewhat higher than that of its competitors. As credit spreads widened between investment-quality bonds and lower-quality bonds over the period, the fund's higher-quality portfolio helped protect the share price.

Widening credit spreads also provide us with additional opportunities to strengthen the fund's income stream. When weakness in the bond market persisted during the early part of the period, we took advantage of falling bond prices to purchase some bonds with higher yields and longer maturities, simultaneously selling bonds in the intermediate range of maturities. This strategy slightly extended portfolio duration, which proved beneficial when the outperformance by longer-term Treasuries helped lift the performance of longer-term bonds, inluding municipals. During periods of municipal market strength, we selectively sold some holdings to capture profits for the fund.

Putnam has an experienced team of credit analysts who enable us to evaluate even those credits that are unrated by major rating agencies. This allows us to purchase undervalued securities and securities whose current ratings may not fully reflect their performance potential. In recent months, yields on BAA-rated bonds have been about 75 to 100 basis points more than yields on AAA-rated bonds -- an attractive yield difference that, in our view, compensates investors for the slightly higher risk inherent in a BBB-rated bond.

"Against a backdrop of continued economic growth, today's wide spread between yields on lower quality, high-yield securities and investment grade issues presents a very attractive opportunity for us to add holdings with solid fundamentals that will be well-positioned to appreciate when credit spreads begin to tighten."

-- Blake E. Anderson, portfolio manager


In our search for higher-yielding lower-quality bonds, we discovered opportunities in the health-care and transportation sectors. In the health-care sector, hospital bonds have provided some of the best opportunities recently. In fact, credit spreads have begun to tighten in this sector and some of the fund's holdings have enjoyed solid price appreciation. For example, in February, we purchased some Baa2-rated bonds issued by the Johnson City, Tennessee Health & Educational Facility Hospital Board (Mountain States Hospital), a well-managed system that dominates its market. We were able to obtain these bonds at exceptionally attractive yields. Among transportation issues, airline bonds have provided the best opportunities as higher fuel prices and uncertainty surrounding merger talks among United, U.S. Airways, and American Airlines have led to widening credit spreads and bargain prices. Nonetheless, airline financial fundamentals remain strong and the fund's holdings are performing well.

* STAYING FLEXIBLE AMID UNCERTAINTY

Although our efforts to bring the fund's high-yield weighting closer to that of its benchmark, duration remained relatively neutral as the fund began fiscal 2001. The market seems to be looking for positive news such as signs that the economy is slowing gradually. In the meantime, the economy's strength and wide credit spreads make this a good time to add attractively priced lower-quality bonds to the portfolio. This strategy not only can help the fund's income stream but also should position the fund to capture price appreciation when credit spreads begin to shrink again.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/00, there is no guarantee the fund will continue to hold these securities in the future. The lower credit rating of high-yield bonds reflects a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free High Yield Fund is designed for investors seeking high current income free from federal income tax through investments primarily in high-yield tax-exempt securities.


TOTAL RETURN FOR PERIODS ENDED 7/31/00

                     Class A         Class B         Class C        Class M
(inception dates)   (9/20/93)       (9/9/85)        (2/1/99)       (12/29/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -0.24%  -4.95%  -0.82%  -5.52%  -1.05%  -1.99%  -0.62%  -3.81%
------------------------------------------------------------------------------
5 years          25.80   19.78   22.22   20.34   20.69   20.69   24.01   20.02
Annual average    4.70    3.68    4.10    3.77    3.83    3.83    4.40    3.72
------------------------------------------------------------------------------
10 years         83.24   74.57   75.84   75.84   68.83   68.83   78.49   72.64
Annual average    6.24    5.73    5.81    5.81    5.38    5.38    5.96    5.61
------------------------------------------------------------------------------
Life of fund    192.32  178.36  180.50  180.50  159.03  159.03  184.72  175.54
Annual average    7.47    7.12    7.17    7.17    6.60    6.60    7.28    7.04
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/00

                               Lehman Brothers Municipal         Consumer
                                      Bond Index                price index
------------------------------------------------------------------------------
1 year                                    4.31%                    3.60%
------------------------------------------------------------------------------
5 years                                  33.70                    13.10
Annual average                            5.98                     2.49
------------------------------------------------------------------------------
10 years                                 97.83                    32.44
Annual average                            7.06                     2.85
------------------------------------------------------------------------------
Life of fund                            226.37                    59.91
Annual average                            8.25                     3.20
------------------------------------------------------------------------------

Past performance is not indicative of future results. More recent returns may be worth more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, 10-year, and life of fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted in the case of public offering price to reflect the initial sales charge currently applicable to each class, but have not been adjusted to reflect differences in expenses, which are lower for class A and M shares than for class B shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class B shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/90

                                 Lehman Brothers
             Fund's class B      Municipal Bond       Consumer price
Date            shares               Index                index

7/31/90         10,000               10,000               10,000
7/31/91         10,698               10,874               10,445
7/31/92         12,260               12,367               10,775
7/31/93         13,448               13,461               11,074
7/31/94         13,632               13,716               11,380
7/31/95         14,387               14,797               11,710
7/31/96         15,118               15,773               12,055
7/31/97         16,517               17,393               12,316
7/31/98         17,416               18,434               12,523
7/31/99         17,730               18,965               12,784
7/31/00        $17,584              $19,783              $13,244

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class C shares would have been valued at $16,883 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class A and class M shares would have been valued at $18,324 and $17,849, respectively ($17,457 and $17,264 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/00

                                  Class A     Class B     Class C    Class M
------------------------------------------------------------------------------
Distributions (number)              12          12          12         12
------------------------------------------------------------------------------
Income                          $0.81111    $0.73277    $0.70187   $0.770281
------------------------------------------------------------------------------
Capital gains1                      --          --          --         --
------------------------------------------------------------------------------
  Total                         $0.81111    $0.73277    $0.70187   $0.770281
------------------------------------------------------------------------------
Share value:                  NAV     POP     NAV         NAV    NAV      POP
------------------------------------------------------------------------------
7/31/99                     $14.13  $14.83  $14.15      $14.13  $14.14  $14.61
------------------------------------------------------------------------------
7/31//00                     13.27   13.93   13.29       13.27   13.27   13.72
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2        6.08%   5.79%   5.47%       5.27%   5.76%   5.57%
------------------------------------------------------------------------------
Taxable equivalent3          10.07    9.59    9.06        8.73    9.54    9.22
------------------------------------------------------------------------------
Current 30-day SEC yield4     5.77    5.49    5.15        4.93    5.45    5.27
------------------------------------------------------------------------------
Taxable equivalent3           9.55    9.09    8.53        8.16    9.02    8.73
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                     Class A         Class B        Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)        (2/1/99)       (12/29/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -0.93%  -5.65%  -1.49%  -6.16%  -1.68%  -2.61%  -1.23%  -4.46%
------------------------------------------------------------------------------
5 years          25.38   19.39   21.81   19.94   20.28   20.28   23.59   19.61
Annual average    4.63    3.61    4.02    3.70    3.76    3.76    4.33    3.65
------------------------------------------------------------------------------
10 years         83.63   74.87   76.28   76.28   69.21   69.21   78.92   73.12
Annual average    6.27    5.75    5.83    5.83    5.40    5.40    5.99    5.64
------------------------------------------------------------------------------
Life of fund    189.73  175.90  178.16  178.16  156.92  156.92  182.27  173.17
Annual average    7.45    7.09    7.15    7.15    6.58    6.58    7.26    7.02
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended July 31, 2000

To the Trustees and Shareholders of
Putnam Tax-Free High Yield Fund
(a series of Putnam Tax-Free Income Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the "fund") at July 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2000




THE FUND'S PORTFOLIO
July 31, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
PSFG                -- Permanent School Fund Guaranteed
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.5%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.4%)
-------------------------------------------------------------------------------------------------------------------
     $    5,000,000 Anniston, Indl. Dev. Rev. Bonds
                    (Hoover Group Inc.), 8 1/2s, 9/1/10                                   B/P      $      5,312,500
          3,500,000 Baldwin Cnty., Eastern Shore Hlth. Care
                    Auth. Rev. Bonds, 5 3/4s, 4/1/27                                      Baa3            2,734,375
         10,000,000 Jackson Cnty., Hlth. Care
                    Auth. Hosp. Rev. Bonds, 5.7s, 5/1/19                                  BBB-            8,062,500
          1,955,000 Jackson Cnty., Hlth. Care Auth. Hosp.
                    TRAN, 7 7/8s, 5/1/19                                                  AAA/P           2,155,388
          3,750,000 Jefferson Cnty., Swr. Rev. Bond (Rites-PA),
                    Ser. 487 R, FRB, 5.9s, 2/1/38 (acquired 3/23/99,
                    cost $4,290,150) (RES)                                                AAA             3,646,875
                                                                                                   ----------------
                                                                                                         21,911,638

Alaska (1.4%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 AK Hsg. Fin. Auth. IFB, 6.5s, 12/1/19
                    (acquired 3/3/98, cost $11,113,800) (RES)                             AAA/P          10,150,000
                    AK State Hsg. Fin. Corp. Rev. Bonds
          2,325,000 7.7s, 12/1/35 (acquired 10/22/97,
                    cost $2,473,800) (RES)                                                AA/P            2,301,750
         10,410,000 Ser. A, 5.55s, 6/1/34 (acquired 11/26/97,
                    cost $10,540,125) (RES)                                               Aaa             9,746,363
                                                                                                   ----------------
                                                                                                         22,198,113

Arizona (0.7%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                    (America West Airlines), 6 1/4s, 6/1/19                               B1              5,535,000
          3,625,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.),
                    Ser. B, 8 1/8s, 12/1/22                                               B/P             3,566,094
          2,300,000 Scottsdale, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                    (Westminster Village), Ser. A, 8s, 6/1/11                             BB-/P           2,377,625
                                                                                                   ----------------
                                                                                                         11,478,719

Arkansas (1.7%)
-------------------------------------------------------------------------------------------------------------------
          7,600,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            7,486,000
                    Northwest Regl. Apt. Auth. Rev. Bonds
         15,650,000 7 5/8s, 2/1/27                                                        BB/P           16,315,125
          3,000,000 7s, 2/1/10                                                            BB/P            3,056,250
                                                                                                   ----------------
                                                                                                         26,857,375

California (9.1%)
-------------------------------------------------------------------------------------------------------------------
                    ABAG Fin. Auth. COP
                    (American Baptist Homes), Ser. A
          7,000,000 5.85s, 10/1/27                                                        BBB-            5,862,500
          3,000,000 5 3/4s, 10/1/17                                                       BBB-            2,595,000
          5,000,000 CA Poll. Control Fin. Auth. Rev. Bonds
                    (Laidlaw Environmental), Ser. A, 6.7s, 7/1/07
                    (In default) (NON)                                                    D/P               500,000
          2,630,000 Colton, Comnty. Fac. Dist. Special Tax Bonds
                    (Mt. Vernon Corridor), 7 1/2s, 9/1/20                                 B/P             2,662,875
          8,000,000 Corona, COP (Vista Hosp. Syst.),
                    Ser. B, 9 1/2s, 7/1/20 (acquired from 10/23/92
                    to 5/29/97, cost $8,225,000) (In default) (NON) (RES)                 B-/P            3,800,000
                    Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
          5,700,000 (Air Canada), 8 3/4s, 10/1/14                                         Ba3             6,220,125
          5,070,000 (United Airlines, Inc.), 6 7/8s, 11/15/12                             Baa3            5,234,775
          5,000,000 Los Angeles, Wastewater Syst. IFB, FGIC, 6s,
                    11/1/06 (acquired 11/8/93, cost $5,417,200) (RES)                     Aaa             5,506,250
                    Redondo Beach, Redev. Agcy. Multi-Fam. Hsg.
                    Rev. Bonds (Heritage Point)
          3,060,000 Ser. B, 8 1/2s, 9/1/23                                                B+/P            3,102,075
          5,010,000 Ser. A, 6 1/2s, 9/1/23                                                BBB-/P          4,690,613
          5,000,000 San Bernardino Cnty., COP (Med. Ctr. Fin.),
                    Ser. A, MBIA, 6 1/2s, 8/1/17                                          Aaa             5,643,750
         21,000,000 San Bernardino Cnty., IF COP
                    (PA-100-Med. Ctr. Fin.), MBIA, 8.15s, 8/1/28
                    (acquired 6/27/95, cost $22,664,040) (RES)                            AAA/P          25,541,250
          7,660,000 San Diego, Regl. Bldg. Auth. Lease COP, MBIA,
                    5.7s, 5/1/23                                                          Aaa             8,330,250
         10,000,000 San Joaquin Hills, Trans. Corridor Agcy. Toll Road
                    Rev. Bonds, Ser. A, MBIA, zero %, 1/15/32                             Aaa             1,587,500
         10,000,000 San Luis Obispo, COP (Vista Hosp. Sys. Inc.),
                    8 3/8s, 7/1/29 (acquired 7/28/97,
                    cost $10,000,000) (In default) (NON) (RES)                            B-/P            4,750,000
         10,000,000 Santa Clara Cnty., Hsg. Auth. Rev. Bonds
                    (Blossom River Apts), Ser. A, 6 1/2s, 9/1/39                          B+/P            9,087,500
          9,650,000 Southern CA Pub. Pwr. Auth. IFB (Transmission),
                    7.18s, 7/1/12                                                         Aa3            10,253,125
         19,100,000 Vallejo, COP (Marine World Foundation),
                    7.2s, 2/1/26                                                          BB+            20,413,125
         10,315,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BB+            10,057,125
                    Valley Hlth. Syst. Hosp. Rev. Bonds
          1,500,000 6 1/2s, 5/15/25                                                       BBB-            1,387,500
          3,000,000 Ser. A, 6 1/2s, 5/15/15                                               BBB-            2,786,250
          4,000,000 Ventura, Port. Dist. COP, 6 3/8s, 8/1/28                              B/P             3,800,000
                                                                                                   ----------------
                                                                                                        143,811,588

Colorado (4.5%)
-------------------------------------------------------------------------------------------------------------------
         13,000,000 Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                    Rev. Bonds, Ser. E-470, 7s, 8/31/26 (SEG)                             Aaa            14,690,000
                    CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.)
         11,000,000 8 3/8s, 12/1/26                                                       B+/P           12,196,250
          5,000,000 8.3s, 12/1/17                                                         B+/P            5,537,500
                    Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
         17,925,000 8 3/4s, 11/15/23                                                      A2             19,022,906
          6,475,000 8 3/4s, 11/15/23, Prerefunded                                         Aaa             6,928,250
          3,915,000 7 1/4s, 11/15/25                                                      A2              4,223,306
          6,350,000 Douglas Cnty., School Distr. G.O. Bonds
                    (North Regl. 1, Douglas & Elebert Cntys.),
                    MBIA, 7s, 12/15/12                                                    Aaa             7,477,125
                                                                                                   ----------------
                                                                                                         70,075,337

Connecticut (1.8%)
-------------------------------------------------------------------------------------------------------------------
          6,185,000 CT State Dev. Auth. Hlth. Care Rev. Bonds
                    (Alzheimers Resource Ctr.), Ser. A, 10s, 8/15/21                      AAA/P           6,706,396
          6,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   Ba1             5,332,500
                    CT State Dev. Auth. Rev. Bonds (East Hills Woods)
          4,944,567 Ser. A, 7 3/4s, 11/1/17                                               CCC/P           4,481,014
            457,428 Ser. B, zero %, 3/1/21                                                CCC/P              76,619
          5,500,000 CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                    7.24s, 6/10/30                                                        Aaa             5,541,250
          6,500,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Edgehill), Ser. A, 6 7/8s, 7/1/27                                    BB/P            6,548,750
                                                                                                   ----------------
                                                                                                         28,686,529

District of Columbia (3.5%)
-------------------------------------------------------------------------------------------------------------------
                    DC G.O. Bonds, Ser. A
         17,000,000 6 3/8s, 6/1/26                                                        Baa3           18,572,500
         10,000,000 6s, 6/1/26                                                            Ba1             9,650,000
                    DC Rev. Bonds (National Public Radio)
          4,400,000 7.7s, 1/1/23                                                          BB+/P           4,653,000
          2,500,000 7 5/8s, 1/1/18                                                        BB+/P           2,637,500
         18,570,000 DC COP, 7.3s, 1/1/13                                                  BBB-           19,568,138
                                                                                                   ----------------
                                                                                                         55,081,138

Florida (4.1%)
-------------------------------------------------------------------------------------------------------------------
          9,260,000 Brevard Cnty., Hlth. Auth. Rev. Bonds
                    (Courtenay Springs Village), 7 3/4s, 11/15/24                         AAA/P          10,533,250
          5,180,000 FL State Gen. Svcs. Rev. Bonds, 8 1/4s, 7/1/11
                    (acquired 9/2/98, cost $6,687,794) (RES)                              AAA/P           6,105,925
         24,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds
                    (FL Crushed Stone Co.), 8 1/2s, 12/1/14                               A-/P           25,950,000
          5,970,000 Hillsborough Cnty., Aviation Auth. Special Purpose
                    Fac. Rev. Bonds (U.S. Airways), 8.6s, 1/15/22                         B3              6,201,338
          3,835,000 Palm Beach Cnty., Student Hsg. Rev. Bonds
                    (Palm Beach Cmnty. College), Ser. A, 8s, 3/1/23                       B-              3,523,406
          2,580,000 Putnam Cnty. Pwr. Rev. Bonds, VRDN 3.5s, 9/1/24                       Aa3             2,580,000
                    Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                    (FL Terminals Inc.), Ser. A
          3,125,000 7 3/4s, 5/1/21                                                        BB/P            3,261,719
          2,880,000 7 1/2s, 5/1/15                                                        BB/P            2,991,600
          4,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth.
                    Rev. Bonds (Genmoor St. Johns Project),
                    Ser. A, 8s, 1/1/30                                                    B+/P            3,965,000
                                                                                                   ----------------
                                                                                                         65,112,238

Georgia (4.4%)
-------------------------------------------------------------------------------------------------------------------
          5,100,000 Cobb Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                    (Boise Cascade Corp.), 7s, 9/1/14                                     Baa3            5,253,000
                    De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                    (Briarcliff Park Apts.)
          8,000,000 Ser. B, 10s, 4/1/17                                                   AAA             8,960,000
          5,900,000 Ser. A, 7 1/2s, 4/1/17                                                AAA/P           6,305,625
          9,500,000 Forsyth Cnty., Dev. Auth. Indl. Rev. Bonds
                    (Hoover Group Inc.), 8 1/2s, 12/1/05                                  B              10,307,500
          6,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (GA Baptist Hlth. Care Syst.), 6 3/8s, 10/1/28                        B/P             4,972,500
          9,200,000 GA Muni. Elec. Pwr. Auth. Rev. Bonds,
                    Ser. B, FSA, 6 3/8s, 1/1/16                                           Aaa            10,131,500
            400,000 Marietta, Hsg. Auth. Multi-Fam. VRDN
                    (HSG Wood Pointe Apts.), 4.35s, 10/1/07                               A+                400,000
                    Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                    Rev. Bonds (Visay Paper Inc.)
          5,875,000 7 1/2s, 1/1/26                                                        BB+/P           6,043,906
         13,365,000 7.4s, 1/1/16                                                          BB+/P          13,749,244
          3,160,000 Savannah, Econ. Dev. Auth. Poll. Control
                    Rev. Bonds (Stone Container Corp.),
                    8 1/8s, 7/1/15                                                        B/P             3,353,550
                                                                                                   ----------------
                                                                                                         69,476,825

Illinois (3.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Chicago, Gas Supply Rev. Bonds
                    (Peoples Gas & Lt.), Ser. A, 6 7/8s, 3/1/15                           Aa3             5,250,000
          1,980,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                     Baa2            2,050,231
          3,000,000 East Chicago, Ind. Exempt Fac Rev. Bonds
                    (Ispat Inland, Inc.), 7s, 1/1/14                                      B1              2,820,000
                    Huntley, Special Tax. Rev. Bonds
          2,765,000 (Svc. Area No. 9) Ser. A, 7 3/4s, 3/1/28                              BB+/P           2,768,456
          3,025,000 (Svc. Area No. 8) 7 3/4s, 3/1/29                                      BB/P            3,032,563
          4,053,000 Ser. A., 6.45s, 3/1/28                                                BB+/P           3,703,429
                    IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
          5,000,000 (Regency Park-Lincolnwood), Ser. A,
                    10 1/4s, 4/15/19 (acquired 5/10/90,
                    cost $4,777,700) (in default) (NON) (RES)                             D/P             3,850,000
          1,120,000 (Mercy Hsg. Corp.), 7s, 8/1/24                                        Baa1            1,233,400
                    IL Dev. Fin. Auth. Rev. Bonds
                    (Cmnty. Rehab. Providers Fac.)
          1,670,000 8 1/4s, 8/1/12                                                        B/P             1,730,538
          2,430,000 Ser. A, 7 7/8s, 7/1/20 (acquired 1/25/96,
                    cost $2,430,000) (RES)                                                D/P             2,187,000
          4,575,000 Ser. A, 7 7/8s, 7/1/20, Prerefunded                                   AAA/P           5,266,969
          3,065,000 Ser. A, 7 1/2s, 3/1/14                                                AAA/P           3,371,500
            630,000 Ser. A, 7 1/4s, 3/1/04                                                B/P               658,350
                    IL Hlth. Fac. Auth. Rev. Bonds
          5,725,000 (Victor C. Neumann Associates), 7 1/4s, 7/1/18                        B/P             5,317,094
          3,000,000 (Glen Oaks Med. Ctr.), Ser. B, 7s, 11/15/19                           AAA             3,251,250
          3,000,000 (Hinsdale Hosp.), Ser. A, 7s, 11/15/19                                AAA/P           3,251,250
          5,000,000 (Glen Oaks Med. Ctr.), Ser. B, 6.95s, 11/15/13                        AAA             5,831,250
          5,170,000 (Hinsdale Hosp.), Ser. A, 6.95s, 11/15/13                             AAA/P           6,029,513
                                                                                                   ----------------
                                                                                                         61,602,793

Indiana (1.9%)
-------------------------------------------------------------------------------------------------------------------
                    East Chicago, Poll. Control Rev. Bonds
                    (Inland Steel Co.)
         12,000,000 7 1/8s, 6/1/07                                                        B1             11,970,000
         14,295,000 6.8s, 6/1/13                                                          B1             13,776,806
          3,600,000 Plainfield Indl. Econ. Dev. Rev. Bonds
                    (Earl M. Jorgensen Co.), 8 1/2s, 9/1/04                               B-/P            3,766,500
                                                                                                   ----------------
                                                                                                         29,513,306

Iowa (1.8%)
-------------------------------------------------------------------------------------------------------------------
                    IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives)
         22,000,000 9 1/4s, 7/1/25                                                        BB/P           26,757,500
          1,320,000 9.15s, 7/1/09                                                         BB/P            1,551,000
            210,000 Marion Cnty., 1st Mtge. Rev. Bonds
                    (AHF/Kentucky Iowa, Inc.), 10 1/4s, 1/1/20                            B-/P              210,788
                                                                                                   ----------------
                                                                                                         28,519,288

Kentucky (0.4%)
-------------------------------------------------------------------------------------------------------------------
                    Jefferson Cnty., Hosp. IFB, MBIA.
          3,500,000 8.53s, 10/23/14                                                       Aaa             3,788,750
          1,500,000 8.53s, 10/23/14 Prerefunded                                           Aaa             1,665,000
          1,215,000 Lexington-Fayette Cnty., Urban Govt. 1st Mtge.
                    Rev. Bonds (AHF/Kentucky Iowa, Inc.),
                    10 1/4s, 1/1/20                                                       B-/P            1,219,556
                                                                                                   ----------------
                                                                                                          6,673,306

Louisiana (5.2%)
-------------------------------------------------------------------------------------------------------------------
          2,900,000 Beauregard, Parish Rev. Bonds
                    (Boise Cascade Corp.), 7 3/4s, 6/1/21                                 Baa3            2,988,102
          8,050,000 Hodge, Combined Util. Rev. Bonds
                    (Stone Container Corp.), 9s, 3/1/10                                   B/P             8,225,651
          7,000,000 LA Hlth. Ed. Auth. Rev. Bonds (Lambert House),
                    Ser. A, 6.2s, 1/1/28                                                  B/P             5,565,000
          5,335,000 LA Local Govt. Env. Facs.Comnty. Dev. Auth.
                    Rev. Bonds (St. James Place), Ser. A, 8s, 11/1/19                     B-/P            5,361,675
          2,000,000 LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
                    (St. James Place), 10s, 11/1/21                                       B-/P            2,165,000
         20,500,000 Lake Charles, Harbor & Term. Dist. Port Fac.
                    Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                           A3             21,909,375
          7,000,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               CC              6,991,250
                    St. James Parish, Solid Waste Disp. Rev. Bonds
                    (Kaiser Aluminum)
          9,000,000 7 3/4s, 8/1/22                                                        B-/P            9,213,750
         19,000,000 7.7s, 12/1/14                                                         Ba1            19,760,000
                                                                                                   ----------------
                                                                                                         82,179,803

Maryland (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Denton, 1st Mtge. Rev. Bonds
                    (Shore Nursing Rehab. Ctr.), 9s, 4/1/20                               B-/P            2,550,000

Massachusetts (7.2%)
-------------------------------------------------------------------------------------------------------------------
                    Atlas Boston Tax Exempt Rev. Bonds
          3,170,000 Ser. 99-1, 7 1/4s, 1/1/35 (acquired 11/18/99,
                    cost $3,170,000) (RES)                                                B/P             3,181,888
          6,000,000 Ser. 1, 6.65s, 1/1/35 (acquired 11/18/99,
                    cost $6,000,000) (RES)                                                BBB/P           6,030,000
                    MA State Dev. Fin. Agcy. Rev. Bonds
          4,210,000 (Alden Place), 6 3/4s, 7/1/30                                         B/P             3,667,963
          6,110,000 (Merrimack Place), 6 3/4s, 7/1/30                                     B/P             5,323,338
          9,665,000 MA State G.O. Bonds, Ser. 35, 8.22s, 11/1/11
                    (acquired 8/13/98, cost $11,993,298) (RES)                            Aa3            11,344,294
                    MA State Hlth. & Edl. Fac. Auth. IFB
          5,000,000 (St. Elizabeth Hosp.), Ser. E, FSA, 8.9s, 8/12/21                     Aaa             5,363,050
          5,600,000 (Boston U.), Ser. L, MBIA, 6.27s, 7/1/25                              Aaa             5,600,000
          2,000,000 (Beth Israel-Deaconess Hosp.), AMBAC,
                    8.63s, 10/1/31                                                        Aaa             2,140,000
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,325,000 (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                      Ba1             3,476,121
          4,900,000 (Winchester Hospital), Ser. E, 6 3/4s, 7/1/30                         BBB             4,814,250
                    MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                    (Southeastern MA)
          4,000,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           4,235,040
         30,535,000 Ser. A, 9s, 7/1/15                                                    BB-/P          32,290,457
                    MA State Indl. Fin. Agcy. Rev. Bonds
          8,800,000 (Orchard Cove Inc.), 9s, 5/1/22                                       AAA/P           9,680,000
          2,255,000 (MA Tpk.), 9s, 10/1/20                                                AAA/P           2,311,758
          3,000,000 (Emerson College), 8 1/4s, 1/1/17                                     BBB-/P          3,206,250
          5,000,000 (Evanswood Bethzatha Corp.), 8s, 1/15/27
                    (acquired 12/13/96, cost $5,000,000) (RES)                            D/P             3,150,000
          3,500,000 (1st Mtge. Evanswood Bethzatha-A),
                    7 7/8s, 1/15/20 (acquired 2/20/97,
                    cost $3,502,030) (RES)                                                CCC/P           2,205,000
          2,065,000 (Sr. Living Fac. Forge Hill), 7s, 4/1/17                              B/P             1,837,850
          3,830,000 Worcester Mtge. Rev. Bonds (Briarwood Issue),
                    9 1/4s, 12/1/22                                                       BB-/P           4,122,038
                                                                                                   ----------------
                                                                                                        113,979,297

Michigan (4.1%)
-------------------------------------------------------------------------------------------------------------------
          2,456,000 Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                    (Glacier Hills Inc.), 8 3/8s, 1/15/19 (SEG)                           B+/P            2,485,226
         19,705,000 Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                    Ser. A, 9 1/2s, 5/1/21                                                BBB+/P         22,192,756
          4,100,000 Detroit, Loc. Dev. Fin. Auth. Tax Increment
                    Rev. Bonds, Ser. A, 5 1/2s, 5/1/21                                    A2              3,654,125
                    Garden Cty, Hosp. Fin. Auth. Rev. Bonds
          3,000,000 (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17                           BB/P            2,433,750
          3,000,000 (Garden City Hosp. OB Group),
                    Ser. A, 5 5/8s, 9/1/10                                                BB/P            2,576,250
          2,675,000 MI State Hosp. Fin. Auth. Rev. Bonds
                    (Garden City Hosp.), 8.3s, 9/1/02                                     Ba3             2,806,637
          7,500,000 MI State Strategic Fund Ltd. Oblig. IFB, 9.308s,
                    9/1/25 (acquired 3/9/98, cost $9,018,750) (RES)                       Aaa             8,175,000
          7,500,000 MI State Strategic Fund Resource Recvy. Ltd.
                    Oblig. Rev. Bonds (Central Wayne Energy Rec.),
                    Ser. A, 7s, 7/1/27                                                    B-/P            6,731,250
          5,000,000 Midland Cnty. Econ. (Poll. Ctrl.) Ser B. Dev. Corp.
                    Rev. Bonds, 6 3/4s, 7/23/09                                           Ba3             5,050,000
          5,600,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39
                    (acquired 12/31/98, cost $5,825,760) (RES)                            B-/P            4,256,000
          4,000,000 Wayne Charter Cnty., Special Arpt. Facs.
                    Rev. Bonds (Northwest Airlines), 6s, 12/1/29                          BB+/P           3,520,000
                                                                                                   ----------------
                                                                                                         63,880,994

Minnesota (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,810,000 Chaska, Indl. Dev. Rev. Bonds
                    (Lifecore Biomedical, Inc.), 10 1/4s, 9/1/20                          BB/P            2,987,114
          5,000,000 Intl. Falls, Env. Fac. Rev. Bonds
                    (Boise Cascade Corp.), 7.2s, 10/1/24                                  Baa3            5,081,250
          2,200,000 Minneapolis Rev. Bonds (Walker Methodist
                    Sr. Svcs.), Ser. A, 6s, 11/15/28                                      BB-/P           1,842,500
          5,435,000 Minneapolis, Single Family Rev. Bonds (Phase V),
                    FNMA Coll. & GNMA Coll. 6 1/4s, 4/1/22                                Aaa             5,577,669
          3,200,000 Shakopee Multi-Fam. Adj. Rate Rev. Bonds VRDN
                    (Riva Ridge Apts.), 8 1/2s, 12/1/08                                   B-/P            3,200,000
                                                                                                   ----------------
                                                                                                         18,688,533

Mississippi (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Perry Cnty., Poll. Control FRB, 2.7s, 3/1/02                          Aa2             5,000,000

Missouri (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Kansas City Indl. Dev. Auth. Hosp. VRDN
                    (Health Service System), MBIA, 3 1/4s, 10/15/15                       Aaa             1,000,000

Montana (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 MT State Brd. Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             3,965,000
         13,850,000 MT State Hlth. Fac. Auth. Hosp. Fac. IFB, AMBAC,
                    6.09s, 2/25/25                                                        Aaa            12,343,813
                                                                                                   ----------------
                                                                                                         16,308,813

Nebraska (1.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Kearney, Indl. Dev. Rev. Bonds (Great Platte
                    River Road), 6 3/4s, 1/1/28                                           B/P             4,025,000
          2,000,000 NE Investment Fin. Auth. Hosp. IFB, MBIA,
                    8.78s, 11/15/16                                                       Aaa             2,165,000
         12,100,000 NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                    Ser. D, GNMA Coll., 6.6s, 3/1/26                                      Aaa            12,190,750
                                                                                                   ----------------
                                                                                                         18,380,750

New Hampshire (2.6%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,285,000 (Franklin Regl. Hosp.), 8 3/4s, 9/1/19                                BBB-/P          2,360,816
          9,000,000 (1st Mtge.-Rivermead Peterborough),
                    8 1/2s, 7/1/24                                                        AAA            10,293,750
          5,900,000 (Havenwood-Heritage Heights), 7.35s, 1/1/18                           BB/P            6,010,625
          3,000,000 (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P            2,373,750
          3,750,000 (Lakes Region Hosp.), 5 3/4s, 1/1/08                                  A-/P            3,525,000
          9,200,000 NH State Bus. Fin. Auth. Poll. Control &
                    Solid Waste Rev. Bonds (Crown Paper Co.),
                    7 3/4s, 1/1/22 (In default) (NON)                                     D/P             7,544,000
                    NH State Bus. Fin. Auth. Rev. Bonds
          2,500,000 (Alice Pecd Day Hlth. Syst.), Ser. A, 7s, 10/1/29                     BB+/P           2,162,500
          4,000,000 (Franklin Regl. Hosp. Assn. PJ), Ser. A, 6.05s, 9/1/29                BBB-/P          3,270,000
          3,550,000 (Proctor Academy), Ser. A, 5.6s, 6/1/28                               Baa2            3,168,375
                                                                                                   ----------------
                                                                                                         40,708,816

New Jersey (3.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24
                    (acquired 4/12/94, cost $5,000,000) (RES)                             CCC/P           5,037,500
          5,250,000 NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P             4,567,500
                    NJ Econ. Dev. Auth. Rev. Bonds
          7,000,000 (Winchester Gardens), Ser. A, 8 5/8s, 11/1/25                         B/P             7,411,250
         12,000,000 (Newark Arpt. Marriot Hotel), 7s, 10/1/14                             BBB/P          12,225,000
          6,000,000 NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         Ba2             5,422,500
          4,000,000 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         BBB-            4,005,000
          4,000,000 NJ State Hsg. & Mtge. Fin. Agcy. Rev. IFB, Ser. I, 7.6s,
                    11/1/07 (acquired from 8/24/95 to 2/11/93,
                    cost $4,143,120) (RES)                                                A+/P            4,260,000
          5,000,000 NJ State Transn. Tr. fd. Rites-PA 583, Rev. Bonds.
                    MBIA, 6/15/10                                                         AAA/P           6,275,000
          4,000,000 Salem Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds,
                    8.841s, 10/1/29 (acquired 10/28/94,
                    cost $3,785,680) (RES)                                                Aaa             4,435,000
                                                                                                   ----------------
                                                                                                         53,638,750

New Mexico (0.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Farmington Poll. Control Rev. Bonds VRDN,
                    Ser. A, 3.05s, 5/1/24                                                 AA              5,000,000
          9,000,000 Farmington, Poll. Control Rev. Bonds
                    (Tucson Elec. Pwr Co. San Juan),
                    Ser. A, 6.95s, 10/1/20                                                AA-             8,988,750
                                                                                                   ----------------
                                                                                                         13,988,750

New York (9.0%)
-------------------------------------------------------------------------------------------------------------------
          3,400,000 Colonie, Indl. Dev. Agcy. Rev. Bonds
                    (Cap. Compost & Waste), Ser. A, 6 3/4s, 6/1/21                        B-/P            3,089,750
          5,000,000 Dutchess Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Bard College Civic Fac.), 5 3/4s, 8/1/30                             A3              4,881,250
                    Metropolitan Trans. Auth. Svcs. Contract Fac.
                    Rev. Bonds
          6,820,000 FRB, 9.07s, 4/1/12 (acquired 4/27/00,
                    cost $7,955,530) (RES)                                                A3              8,286,300
          4,000,000 (Commuter Fac.), Ser. O, 5 3/4s, 7/1/13                               Baa1            4,150,000
          8,250,000 (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                 Baa1            8,559,375
         11,500,000 NY City, G.O. Bonds, Ser. D, 5 1/4s, 8/1/21                           A3             10,738,125
                    NY City, Indl. Dev. Agcy. Rev. Bonds
          1,000,000 (Visy Paper Inc.), 7.95s, 1/1/28                                      B/P             1,031,250
          9,000,000 (Paper Inc.), 7.8s, 1/1/16                                            B/P             9,258,750
          4,000,000 (Field Hotel Assoc.), 6s, 11/1/28                                     B/P             3,445,000
          5,000,000 NY City, Muni. Assistance Corp. IFB,
                    Ser. 337B, 6.76s, 7/1/08 (acquired 3/19/98,
                    cost $6,225,100) (RES)                                                AA/P            5,787,500
          5,000,000 NY City, Muni. Assistance Corp. Rev. Bonds
                    (PA 337A), 6.2s, 7/1/07 (acquired 3/19/98,
                    cost $6,169,900) (RES)                                                AA/P            5,743,750
          6,280,000 NY City, Rev. Bonds, 6s, 8/1/06
                    (acquired 9/12/97, cost $7,384,526) (RES)                             AAA/P           7,112,100
         10,750,000 NY State Dorm. Auth. IFB, MBIA, 7.45s, 7/1/13
                    (acquired 10/22/97, cost $12,362,500) (RES)                           AAA/P          11,959,375
          2,200,000 NY State Dorm. Auth. VRDN
                    (Oxford U. Press Inc.), 4.25s, 7/1/23                                 Aaa             2,200,000
          8,000,000 NY State Energy Res. & Dev. Auth. Poll.
                    Control IFB, FGIC, 9.52s, 7/1/29
                    (acquired 12/19/94, cost $8,353,120) (RES)                            Aaa             9,330,000
          5,000,000 NY State Energy Res. & Dev. Auth. Poll.
                    Control Rev. Bonds (Lilco Project),
                    Ser. B, 5.15s, 3/1/16                                                 Baa3            4,618,750
         11,185,000 NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                    (PA 198), 7.95s, 6/15/10 (acquired 10/22/97,
                    cost $13,449,962) (RES)                                               Aaa            13,212,281
          5,500,000 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                    Ser. A, FHA Insd., 6 1/2s, 8/15/29                                    Aaa             6,022,500
          7,000,000 NY State Urban Dev. Corp. Rev. Bonds,
                    7 1/2s, 4/1/20                                                        Aaa             7,282,310
          5,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard LLC), 7s, 11/1/30                                  B+/P            4,862,500
          3,500,000 Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Southampton Hosp.), Ser. A, 7 1/4s, 1/1/30                           B-/P            3,180,625
          8,000,000 Suffolk Cnty., Indl. Dev. Agcy. Fac. Civic Fac.
                    Rev. Bonds (Southampton Hosp. Assn.),
                    Ser. B, 7 5/8s, 1/1/30                                                B-/P            7,610,000
                                                                                                   ----------------
                                                                                                        142,361,491

North Carolina (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. B, MBIA, 7s, 1/1/08                                              Aaa             4,470,000

Ohio (0.4%)
-------------------------------------------------------------------------------------------------------------------
          6,150,000 OH State Solid Waste Rev. Bonds,
                    8 1/2s, 8/1/22 (CSC Ltd.) (In default) (NON)                          D/P             5,842,500

Oklahoma (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 OK Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                    (Doane Products Co.), 6 1/4s, 7/15/23                                 BB-/P           2,606,250
          6,750,000 OK Dev. Fin. Auth. Rev. Bonds
                    (Hillcrest Healthcare), Ser. A, 5 5/8s, 8/15/29                       Ba1             4,876,875
          6,000,000 Ottawa Cnty., Fin. Auth. Indl. Rev. Bonds
                    (Doane Prods Co.), 7 1/4s, 6/1/17                                     BB-/P           6,090,000
                                                                                                   ----------------
                                                                                                         13,573,125

Oregon (0.8%)
-------------------------------------------------------------------------------------------------------------------
         14,900,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P          12,851,250

Pennsylvania (5.8%)
-------------------------------------------------------------------------------------------------------------------
                    Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                    Rev. Bonds (U.S. Airways)
          1,330,000 Ser. A, 8 7/8s, 3/1/21                                                B3              1,366,575
          5,035,000 Ser. B, 8 1/2s, 3/1/21                                                B3              5,135,700
          3,500,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners PJ), 6.65s, 5/1/10                             BBB-            3,535,000
         12,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
                    (Office & Pkg.), Ser. A, 6s, 1/15/25                                  BB-/P          11,187,500
          5,370,000 PA Convention Ctr. Auth. Rev. Bonds,
                    Ser. A, FSA, 6 3/4s, 9/1/19                                           Aaa             5,725,763
                    PA Econ. Dev. Fin. Auth. Qualified Res. Properties
                    Rev. Bonds
          4,400,000 (RSI Properties/Buttler LLC), Ser. A, 8s, 9/1/27
                    (acquired 9/3/97, cost $4,400,000)
                    (In default) (NON) (RES)                                              D/P             2,794,000
          3,500,000 (RSI Properties/Greensburg LLC)
                    (acquired 9/3/97, cost $3,500,000)
                    Ser. B, 8s, 9/1/27 (In default) (NON) (RES)                           D/P             2,222,500
          4,800,000 PA Hsg. Fin. Agcy. IFB, 7.6s, 4/1/25                                  Aa2             4,950,000
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
         13,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-/P         13,845,000
          6,250,000 (Northhampton), Ser. B, 6 3/4s, 1/1/07                                BBB-/P          6,281,250
          7,250,000 (Northampton Generating), Ser. A, 6.6s, 1/1/19                        BBB-            7,014,375
          8,900,000 PA State Higher Ed. Assistance Agcy. Student Loan,
                    Ser. A&B, 7 1/4s, 7/1/18 (acquired from 1/15/98
                    to 3/18/98, cost $9,098,120) (In default) (NON) (RES)                 Ca              2,937,000
          2,500,000 PA State Higher Ed. Assistance Agcy. Student Loan
                    IFB, AMBAC, 9.06s, 9/1/26                                             Aaa             2,983,700
          5,000,000 Philadelphia Auth. For Indl. Dev. Special Fac.
                    Rev. Bonds (U.S. Airways Project),
                    8 1/8s, 5/1/30                                                        B/P             5,031,250
          5,300,000 Philadelphia, Muni. Auth. Rev. Bonds,
                    Ser. C, 8 5/8s, 11/15/16                                              Aaa             5,671,000
          4,760,000 Philadelphia, Wtr. & Wastewtr. Rev. Bonds, FGIC,
                    10s, 6/15/05                                                          Aaa             5,807,200
          4,000,000 Pottsville Hosp. Auth Rev. Bonds
                    (Pottsville Hosp. Warne Clinic), 7s, 7/1/14                           BB/P            4,395,000
                                                                                                   ----------------
                                                                                                         90,882,813

South Carolina (2.4%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Charleston Cnty., Indl. Rev. Bonds
                    (Zeigler Coal Holding), 6.95s, 8/10/28                                B-/P            5,500,000
         11,150,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P            11,191,813
                    SC Jobs Econ. Dev. Auth. Rev. Bonds
          3,800,000 (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Aaa             3,871,250
         10,355,000 (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15                    Baa1           11,209,288
          5,000,000 Spartanburg Cnty., Hosp. Fac. IFB, FSA,
                    8.23s, 4/13/22                                                        Aaa             5,512,500
                                                                                                   ----------------
                                                                                                         37,284,851

Tennessee (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Elizabethton, Hlth. & Edl. Facs. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              AAA             1,046,250
                    Johnson City, Hlth. & Edl. Facs. Hosp. Board.
                    Rev. Bonds (Mtn. States Hlth.)
         17,000,000 Ser. A, 7 1/2s, 7/1/33                                                Baa2           17,021,250
          7,000,000 Ser. A, 7 1/2s, 7/1/25                                                AAA             7,043,750
                                                                                                   ----------------
                                                                                                         25,111,250

Texas (4.6%)
-------------------------------------------------------------------------------------------------------------------
          5,350,000 Abilene, Health Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement),
                    Ser. A, 5.9s, 11/15/25                                                BB+/P           4,219,813
          5,000,000 Amarillo, Hlth. Fac. Corp. Rev. Bonds
                    (Sears Panhandle Retirement),
                    Ser. B, 7 3/4s, 8/15/26                                               AAA             5,800,000
          5,090,000 Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Nancy Travis Memorial Hosp.), 10s, 5/15/13                           AAA/P           5,618,088
                    Dallas Cnty., G.O. Bonds, (Flood Control Dist. (SEG)1)
         10,000,000 8.5s, 4/1/16 (acquired 11/18/94,
                    cost $6,706,000) (In default) (NON) (RES)                             D/P             9,000,000
            500,000 zero %, 8/1/00                                                        D/P               487,500
          6,655,000 Harris Cnty., Hlth. Facs. Dev. Rev. Bonds
                    (Christus Health), Ser. A, 5 3/4s, 7/1/14                             AAA             6,796,419
         15,000,000 Houston, City G.O. Bonds, Ser. C, 7s, 3/1/08                          Aa3            16,743,750
         10,000,000 Houston, Indpt. School Dist., Ltd. G. O. Bonds,
                    Ser. A, PSFG, 4 3/4s, 2/15/26                                         Aaa             8,500,000
          3,000,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Mem. Hlth. Syst. of East TX), 5.7s, 2/15/28                          BBB-            2,325,000
          5,265,000 Round Rock, Hotel Occupancy Tax
                    Rev. Bonds (Convention Ctr. Complex),
                    5.85s, 12/1/24                                                        BB/P            4,659,525
          8,000,000 TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                    Ser. C, GNMA Coll, FNMA Coll, 9.1s, 7/2/24                            AAA             9,060,000
                                                                                                   ----------------
                                                                                                         73,210,095

Utah (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                    MBIA, 6 1/4s, 2/15/23                                                 Aaa             5,106,250
          5,500,000 Tooele Cnty., Poll. Control Rev. Bonds
                    (Laidlaw Environmental), Ser. A, 7.55s, 7/1/27
                    (In default) (NON)                                                    D/P               550,000
                                                                                                   ----------------
                                                                                                          5,656,250

Virginia (2.0%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                    FGIC, 8.75s, 8/15/23                                                  Aaa             4,853,790
          2,000,000 Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                    Hlth. Syst.), FSA, 7.25s, 8/23/27                                     Aaa             2,137,500
         10,435,000 Hopewell, Indl. Dev. Rev. Bonds
                    (Stone Container Corp.), 8 1/4s, 6/1/16                               B/P            10,969,784
          6,500,000 Pocahontas Pk. Way Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            5,265,000
          9,010,000 Suffolk, Redev. & Hsg. Auth. Rev. Bonds
                    (Beach-Oxford Apts.), 6 1/4s, 10/1/33                                 B+/P            8,221,625
                                                                                                   ----------------
                                                                                                         31,447,699

Washington (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Spokane Cnty., Indl. Dev. Corp. Solid Waste Disp.
                    Rev. Bonds (Kiaser Alummin. & Chemical Corp.),
                    7.6s, 3/1/27                                                          B-/P            3,513,125
          2,600,000 WA State Hsg. Fin. Comm. Multi-Fam. Rev. Bonds
                    (Clare House Apts.), Ser. A, 5 3/4s, 7/1/30                           Aa3             2,466,750
          5,000,000 WA State Pub. Pwr. Supply Syst. Rev. Bonds
                    (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         Aaa             5,893,750
          5,500,000 Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds
                    (Healtheast), 5 1/2s, 11/15/27                                        Ba1             3,966,875
                                                                                                   ----------------
                                                                                                         15,840,500

West Virginia (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Weirton, Poll. Control Rev. Bonds
                    (Weirton Steel Corp.), 8 5/8s, 11/1/14                                B2              5,043,750
                                                                                                   ----------------
                    Total Municipal Bonds and Notes
                    (cost $1,559,894,853)                                                             1,534,878,273

PREFERRED STOCKS (1.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Charter Mac Equity Trust, 144A Ser A,
                    6.625%, cum. pfd. (acquired 6/11/99,
                    cost $8,000,000) (RES)                                                         $      7,830,000
          8,000,000 Munimae Tax Exempt Bond Subsidiary, LLC 144A,
                    Ser B, 7.75%, cum. pfd.                                                               8,270,000
          6,000,000 Munimae Tax Exempt Bond Subsidiary, LLC 144A,
                    Ser A, 6.875%, cum. pfd. (acquired 5/7/99,
                    cost $6,000,000) (RES)                                                                5,947,500
                                                                                                   ----------------
                    Total Preferred Stocks (cost $22,000,000)                                      $     22,047,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,581,894,853) (b)                                    $  1,556,925,773
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,573,705,196.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $1,581,894,853, resulting in gross unrealized appreciation and depreciation of $59,874,886 and $84,843,966, respectively, or net unrealized depreciation of $24,969,080

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2000 was $221,822,401 or 14.1% of net assets.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB's and VRDN's are the current interest rates at July 31, 2000.

      The fund had the following industry group concentrations greater than 10% at July 31,2000 (as a percentage of net assets):

         Health care       21.6%

--------------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2000
                                            Aggregate Face  Expiration   Unrealized
                             Total Value        Value          Date     Appreciation
--------------------------------------------------------------------------------------
Municipal Bond Index (Long)  $17,220,500     $17,165,525     Sep-00        $54,975
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,581,894,853) (Note 1)                                    $1,556,925,773
-------------------------------------------------------------------------------------------
Cash                                                                              1,662,739
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   25,679,034
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              683,239
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,464,377
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                       5,500
-------------------------------------------------------------------------------------------
Total assets                                                                  1,586,420,662

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    209,347
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             3,281,413
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  4,898,285
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,824,984
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        751,075
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          122,830
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        39,184
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,385
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              501,189
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               85,774
-------------------------------------------------------------------------------------------
Total liabilities                                                                12,715,466
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,573,705,196

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,708,424,572
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (10,682)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (109,794,589)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (24,914,105)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,573,705,196

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,114,841,645 divided by 84,010,481 shares)                                        $13.27
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $13.27)*                              $13.93
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($441,173,815 divided by 33,192,238 shares)**                                        $13.29
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,945,068 divided by 297,244 shares)**                                             $13.27
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($13,744,668 divided by 1,035,519 shares)                                            $13.27
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $13.27)***                            $13.72
-------------------------------------------------------------------------------------------

    * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

   ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  *** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2000
Tax exempt interest income:                                                   $ 116,393,247
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  9,460,007
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,289,429
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    40,920
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     17,281
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,278,394
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,338,790
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                31,819
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                97,195
-------------------------------------------------------------------------------------------
Other                                                                               523,805
-------------------------------------------------------------------------------------------
Total expenses                                                                   18,077,640
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (307,042)
-------------------------------------------------------------------------------------------
Net expenses                                                                     17,770,598
-------------------------------------------------------------------------------------------
Net investment income                                                            98,622,649
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (13,643,439)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     681,325
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year         (100,449,900)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (113,412,014)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $ (14,789,365)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year ended July 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   98,622,649   $  106,682,753
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (12,962,114)       1,802,993
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                           (100,449,900)     (66,831,127)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                             (14,789,365)      41,654,619
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (68,370,451)     (58,872,974)
--------------------------------------------------------------------------------------------------
   Class B                                                            (29,836,648)     (46,390,286)
--------------------------------------------------------------------------------------------------
   Class C                                                               (163,929)         (47,801)
--------------------------------------------------------------------------------------------------
   Class M                                                             (1,105,621)      (1,163,341)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (239,835,527)     (13,029,929)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (354,101,541)     (77,849,712)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,927,806,737    2,005,656,449
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
and undistributed net investment income of
$10,682 and $710,692, respectively)                                $1,573,705,196   $1,927,806,737
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.13       $14.61       $14.56       $14.05       $14.14
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .80          .81          .80(c)       .84          .90
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.85)        (.48)         .06          .52         (.10)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.05)         .33          .86         1.36          .80
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.81)        (.81)        (.81)        (.85)        (.89)
------------------------------------------------------------------------------------------------
Total distributions                     (.81)        (.81)        (.81)        (.85)        (.89)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.27       $14.13       $14.61       $14.56       $14.05
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.24)        2.25         6.08         9.97         5.76
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,114,842   $1,157,920     $934,747     $625,602     $540,607
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .86          .87          .88          .85          .84
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.95         5.56         5.60         5.94         6.27
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.05        12.16        39.62        56.22        67.70
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.15       $14.62       $14.56       $14.05       $14.14
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .73          .74          .73(c)       .75          .80
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.86)        (.47)         .05          .51         (.09)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.13)         .27          .78         1.26          .71
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.73)        (.74)        (.72)        (.75)        (.80)
------------------------------------------------------------------------------------------------
Total distributions                     (.73)        (.74)        (.72)        (.75)        (.80)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.29       $14.15       $14.62       $14.56       $14.05
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.82)        1.81         5.47         9.26         5.08
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $441,174     $743,456   $1,052,827   $1,427,365   $1,421,448
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.44         1.37         1.53         1.50         1.50
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.36         5.03         4.95         5.30         5.62
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.05        12.16        39.62        56.22        67.70
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------
                                                           For the period
Per-share                           Year ended              Feb. 1, 1999 +
operating performance                July 31                 to July 31
----------------------------------------------------------------------------------
                                        2000                    1999
----------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.13                  $14.73
----------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------
Net investment income                    .69                     .36
----------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.85)                   (.60)
----------------------------------------------------------------------------------
Total from
investment operations                   (.16)                   (.24)
----------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------
From net
investment income                       (.70)                   (.36)
----------------------------------------------------------------------------------
Total distributions                     (.70)                   (.36)
----------------------------------------------------------------------------------
Net asset value,
end of period                         $13.27                  $14.13
----------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.05)                   1.58*
----------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,945                  $2,738
----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.66                     .83*
----------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.16                    2.47*
----------------------------------------------------------------------------------
Portfolio turnover (%)                 12.05                   12.16
----------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.14       $14.61       $14.55       $14.04       $14.13
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .77          .77          .78(c)       .80          .84
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.87)        (.47)         .05          .51         (.08)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.10)         .30          .83         1.31          .76
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.77)        (.77)        (.77)        (.80)        (.85)
------------------------------------------------------------------------------------------------
Total distributions                     (.77)        (.77)        (.77)        (.80)        (.85)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.27       $14.14       $14.61       $14.55       $14.04
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.62)        2.01         5.84         9.64         5.44
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $13,745      $23,693      $18,082      $16,192       $9,984
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.16         1.17         1.18         1.15         1.13
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.65         5.27         5.30         5.63         5.87
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.05        12.16        39.62        56.22        67.70
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
July 31, 2000

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management") the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31 2000, the fund had a capital loss carryover of approximately $89,456,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $24,429,000    July 31, 2003
    12,477,000    July 31, 2004
    21,345,000    July 31, 2006
    23,391,000    July 31, 2007
     7,814,000    July 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2000, the fund reclassified $132,626 to increase undistributed net investment income and $132,626 to increase accumulated net realized loss. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets; 0.55% of the next $500 million, 0.50% next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended July 31, 2000, fund expenses were reduced by $307,042 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,515 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.80%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares respectively. Prior to September 14, 1999, the Trustees had approved payment by the fund at an annual rate of 0.70% of the average net assets attributable to class B shares.

For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $60,937 and $1,460 from the sale of class A and class M shares, respectively, and received $1,383,162 and $4,519 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $18,293 on class A redemptions.

Note 3
Purchases and sales of securities

For the year ended July 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $203,493,477 and $443,118,169, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,175,407        $286,092,268
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,644,772          35,519,326
---------------------------------------------------------------------------
                                            23,820,179         321,611,594

Shares
repurchased                                (21,728,411)       (291,969,108)
---------------------------------------------------------------------------
Net increase                                 2,091,768        $ 29,642,486
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,657,687        $387,542,411
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,079,752          30,232,335
---------------------------------------------------------------------------
                                            28,737,439         417,774,746

Shares
repurchased                                (10,805,263)       (156,947,516)
---------------------------------------------------------------------------
Net increase                                17,932,176        $260,827,230
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,067,770       $  55,059,743
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  994,474          13,414,288
---------------------------------------------------------------------------
                                             5,062,244          68,474,031

Shares
repurchased                                (24,402,232)       (330,787,906)
---------------------------------------------------------------------------
Net decrease                               (19,339,988)      $(262,313,875)
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,229,439       $ 120,037,661
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,436,882          20,945,266
---------------------------------------------------------------------------
                                             9,666,321         140,982,927

Shares
repurchased                                (29,142,932)       (424,090,007)
---------------------------------------------------------------------------
Net decrease                               (19,476,611)      $(283,107,080)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    161,316          $2,164,589
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,710              90,085
---------------------------------------------------------------------------
                                               168,026           2,254,674

Shares
repurchased                                    (64,584)           (869,084)
---------------------------------------------------------------------------
Net increase                                   103,442          $1,385,590
---------------------------------------------------------------------------

                                           For the period February 1, 1999
                                           (commencement of operations) to
                                                             July 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    325,358          $4,723,411
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,596              22,886
---------------------------------------------------------------------------
                                               326,954           4,746,297

Shares
repurchased                                   (133,152)         (1,923,313)
---------------------------------------------------------------------------
Net increase                                   193,802          $2,822,984
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    130,263         $ 1,734,189
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   56,361             785,297
---------------------------------------------------------------------------
                                               186,624           2,519,486

Shares
repurchased                                   (826,843)        (11,069,214)
---------------------------------------------------------------------------
Net decrease                                  (640,219)        $(8,549,728)
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    787,333         $11,482,697
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   48,082             698,515
---------------------------------------------------------------------------
                                               835,415          12,181,212

Shares
repurchased                                   (397,318)         (5,754,275)
---------------------------------------------------------------------------
Net increase                                   438,097         $ 6,426,937
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN042 63663  036/679/851  9/00